SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2007

AEOLUS PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

            0-50481                                                                                      56-1953785
(Commission File Number)                                              (IRS Employer ID Number)

23811 Inverness Place
Laguna Niguel, California 92677
(Address of Principal Executive Offices, Including Zip Code)

949-481-9825
(Registrant’s Telephone Number, Including Area Code)

__________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐             Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On November 5, 2007, Aeolus Pharmaceuticals, Inc. (“Aeolus”) provided an update on its drug development program and on November 7, 2007, Aeolus reported results of a pre-clinical study of AEOL 10150 for the treatment of mustard gas exposure.

Copies of the press releases issued by Aeolus on November 5, 2007 and November 7, 2007 announcing these events are attached as Exhibit 99.1 and 99.2, respectively, to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits

Exhbit 99.1	Press Release dated November 5, 2007
Exhibit 99.2	Press Release dated November 7, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

AEOLUS PHARMACEUTICALS, INC.

Date:  November 7, 2007
/s/ Michael P. McManus___________________
Michael P. McManus
Chief Financial Officer, Treasurer and Secretary